Exhibit 32

Chief Executive and Financial Officer  Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C.,SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive and Financial Officer of Mortgage Assistance Center Corporation, (the "Company"), during the period covered by this report, herby certify that, to the best of my knowledge, the Annual Report on Form 10-QSB of the Company for the period ended March 31, 2006 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: May 19, 2006                                        /s/ Dale Hensel
                                                          ----------------------
                                                          Dale Hensel
                                                          CEO

                                                           /s/ Dale Hensel
                                                          ----------------------
                                                          Dale Hensel
                                                          CFO